MERRILL LYNCH SMALL CAP VALUE FUND, INC.

                      Supplement dated February 12, 2002
                        to the Statement of Additional
                        Information dated July 12, 2001

     The section captioned "Directors/Trustees and Officers" beginning on page 15 is amended to delete the biography of Daniel V. Szemis appearing on page 16 and add the biography of R. Elise Baum as follows:

     R. ELISE BAUM (41) - Senior Portfolio Manager(1)(2) - Managing Director of the Investment Adviser since 2000; First Vice President of the Investment Adviser from 1999 to 2000; Director of the Investment Adviser from 1997 to 1999; and Vice President of the Investment Adviser from 1995 to 1997.

Code # 10256-0701ALL